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                                                              Exhibit 99.(b)(14)

                                POWER OF ATTORNEY

The person whose signature appears below hereby appoints Stephen M. Morain as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements (including post-effective amendments, exhibits, applications and other documents) with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of variable annuity contracts and variable life insurance policies issued by Farm Bureau Life Insurance Company.

SIGNATURE                          TITLE                      DATE
/s/ Eric K. Aamundstad             Director                   03-29-04
/s/ Steve L. Baccus                Director                   02-19-04
/s/ William C. Bruins              Director                   02-18-04
/s/ Al Christopherson              Director                   02-27-04
/s/ Alan L. Foutz                  Director                   03-08-04
/s/ Philip A. Hemesath             Director                   02-20-04
/s/ Karen J. Henry                 Director                   02-27-04
/s/ Craig D. Hill                  Director                   02-19-04
/s/ Leland J. Hogan                Director                   02-26-04
/s/ Daniel L. Johnson              Director                   02-18-04
/s/ Richard G. Kjerstad            Director                   02-20-04
/s/ G. Steven Kouplen              Director                   02-19-04
/s/ Craig A. Lang                  Director                   02-18-04
/s/ David R. Machacek              Director                   02-14-04
/s/ David L. McClure               Director                   02-19-04
/s/ Charles E. Norris              Director                   02-18-04
/s/ Keith R. Olsen                 Director                   02-26-04
/s/ Frank S. Priestly              Director                   02-23-04
/s/ Kevin G. Rogers                Director                   03-23-04
/s/ Michael White                  Director                   03-01-04